Exhibit 77Q1(a)

	Copies of any material amendments to the registrants charter or by-laws

The following document is included in Registrants Form Type 485BPOS, dated December 16, 2005 and incorporated by reference herein:

Amended and Restated By-Laws of Pacific Funds